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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 21, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      0-15291                 36-3312434
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                  File No.)            Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS.

On December 21, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing November 2004 operating results and sales activity. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated December 21, 2004, announcing November 2004 operating results and sales activity.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 22, 2004


                                       Arlington Hospitality, Inc.
                                       (Registrant)


                                       By: /s/ Jerry H. Herman
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                                           Jerry H. Herman
                                           Chief Executive Officer


                                       By: /s/ James B. Dale
                                           -------------------------------------
                                           James B. Dale
                                           Senior Vice President and
                                           Chief Financial Officer


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